SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant      [X]
Filed by a Party other than the Registrant      [_]

Check the appropriate box:

[_]         Preliminary Proxy Statement
[_]         Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
[X]         Definitive Proxy Statement
[_]         Definitive Additional Materials
[_]         Soliciting Material Pursuant to ss. 240.14a-12

                        INVESTMENT MANAGERS SERIES TRUST
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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            fee was paid previously. Identify the previous filing by
            registration statement number, or the Form or Schedule and the date of its filing.

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      (4)   Date Filed:

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


                       INVESTMENT MANAGERS SERIES TRUST

                        W.P. STEWART & CO. GROWTH FUND

                           803 West Michigan Street
                          Milwaukee, Wisconsin 53233

Dear Shareholder:

The shareholders of W.P. Stewart & Co. Growth Fund (the "Fund"), a series of Investment Managers Series Trust (the "Trust"), are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and AllianceBernstein L.P. ("AllianceBernstein") as the new investment adviser to the Fund.

WPS Advisors, Inc. ("WPS") currently serves as the Fund's investment adviser. As discussed more fully in the enclosed proxy statement, AllianceBernstein and WPS's parent company, W.P. Stewart & Co., Ltd., have agreed to the acquisition by AllianceBernstein of W.P. Stewart & Co., Ltd. (the "Reorganization"). The Reorganization is currently expected to close in the fourth quarter of 2013, although no assurances can be made as to when the Reorganization will be completed (if at all). Under the Investment Company Act of 1940, as amended, the change in control of WPS as a result of the Reorganization will automatically terminate the investment advisory agreement between WPS and the Trust with respect to the Fund. In anticipation of the Reorganization and the termination of the investment advisory agreement, at an in-person meeting on September 18, 2013, upon the recommendation of WPS and after careful consideration, the Board of Trustees of the Trust (the "Board") approved a new investment advisory agreement, under which AllianceBernstein would serve as investment adviser to the Fund (the "Proposed Advisory Agreement"). The Board's approval of the Proposed Advisory Agreement will not be effective and the Reorganization will not occur until the agreement is approved by the shareholders of the Fund. Until such time, and until the closing of the Reorganization occurs, WPS will continue to serve as the Fund's investment adviser under the existing investment advisory agreement.

If it takes effect, the Proposed Advisory Agreement would not result in changes to the Fund's investment objective, investment strategies or restrictions. James T. Tierney, Jr., the Fund's current portfolio manager, will continue to be responsible for the day-to-day portfolio management of the Fund under the new advisory arrangements and will become an employee of AllianceBernstein. In addition, there would be no change in the investment advisory fee rate payable by the Fund under the Proposed Advisory Agreement; AllianceBernstein, as the Fund's new investment adviser, would be eligible to receive the same investment advisory fee from the Fund as WPS is currently eligible to receive under the existing investment advisory agreement. In addition, AllianceBernstein intends to enter into an expense limitation agreement with the Fund comparable to the expense limitation agreement currently in effect between WPS and the Fund, pursuant to which AllianceBernstein will reduce its investment management fees and/or pay the Fund's operating expenses such that the Fund's operating expenses do not exceed the current expense cap.

AllianceBernstein is a global investment management firm supervising client accounts with assets totaling approximately $435 billion as of June 30, 2013, of which more than $86 billion represented assets of registered investment companies. Currently, AllianceBernstein manages 33 registered investment companies comprising approximately 119 separate investment portfolios. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

A Special Meeting of Shareholders (the "Meeting") of the Fund has been scheduled to be held on November 19, 2013 at 3:00 p.m. Eastern Time at the offices of WPS, 527 Madison Avenue, New York, New York 10022, to vote on the Proposed Advisory Agreement. If you are a shareholder of record of the Fund as of the close of business on October 1, 2013, you are entitled to vote at the Meeting and any adjournment or postponement thereof, even if you no longer own Fund shares.

The Board has concluded that approving the Proposed Advisory Agreement would serve the best interests of the Fund and its shareholders. The Board recommends that you vote FOR the approval of the Proposed Advisory Agreement after carefully reviewing the enclosed materials.

You can vote on the approval of the Proposed Advisory Agreement in one of four ways:

  . by mail with the enclosed proxy card--be sure to sign, date and return it in the enclosed postage-paid envelope;

  .  through the web site listed in the proxy voting instructions;

  . by telephone using the toll-free number listed in the proxy voting instructions; or

  .  in person at the Meeting on November 19, 2013.

We encourage you to vote over the Internet or by telephone. Your vote is extremely important. We ask that you take the time to carefully consider and vote on this important proposal. Please read the enclosed information carefully before voting. If you have questions, please call the Fund toll-free at 1-888-881-8803 from 9:00 a.m. to 5:00 p.m. Eastern Time or AST Fund Solutions, LLC ("AST"), the Fund's proxy solicitor, at 1-866-864-4946. If you do not vote using one of the above methods, you may be called by AST to vote your shares over the telephone.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

By order of the Board of Trustees

Sincerely,

John P. Zader
Trustee and President

October 2, 2013

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                   PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "For" the Proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Meeting.

--------------------------------------------------------------------------------

                       INVESTMENT MANAGERS SERIES TRUST

                        W.P. STEWART & CO. GROWTH FUND

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 19, 2013

NOTICE IS GIVEN THAT a Special Meeting of Shareholders (the "Meeting") of W.P. Stewart & Co. Growth Fund (the "Fund"), a series of Investment Managers Series Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, will be held at the offices of WPS Advisors, Inc., 527 Madison Avenue, New York, New York 10022 on November 19, 2013 at 3:00 p.m., Eastern Time for the following purposes:

    1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and AllianceBernstein L.P. (the "Proposed Advisory Agreement"); and

    2. To transact such other business as may properly come before the Meeting.

The Board of Trustees of the Trust has unanimously approved the Proposed Advisory Agreement. Please read the accompanying Proxy Statement for a more complete discussion of the Proposed Advisory Agreement.

Shareholders of record as of the close of business on October 1, 2013 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

You are invited to attend the Meeting. If you cannot do so, please vote your shares as promptly as possible by indicating your voting instructions on the enclosed proxy card, dating and signing it and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or by recording your voting instructions by telephone or via the Internet. This is important for the purpose of ensuring a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust, or by voting in person at the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND ALLIANCEBERNSTEIN L.P., AS DESCRIBED IN THE PROXY STATEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

By order of the Board of Trustees

Jon Zader
Trustee and President

October 2, 2013

                       INVESTMENT MANAGERS SERIES TRUST

                                PROXY STATEMENT
             TO SHAREHOLDERS OF THE W.P. STEWART & CO. GROWTH FUND

The Board of Trustees (the "Board" or the "Trustees") of Investment Managers Series Trust (the "Trust") is sending this proxy statement ("Proxy Statement") to the shareholders of the W.P. Stewart & Co. Growth Fund (the "Fund"), a series of the Trust, to solicit your voting instructions in connection with a special meeting of shareholders of the Fund, and any adjournment or postponement thereof (the "Meeting"). The Meeting is being held for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. The Meeting will be held at the offices of WPS Advisors, Inc. ("WPS"), the Fund's investment adviser, located at 527 Madison Avenue, New York, New York 10022, on November 19, 2013 at 3:00 p.m. Eastern Time.

The Notice of Special Meeting of Shareholders, this Proxy Statement and proxy card(s) are being sent to shareholders of record as of the close of business on October 1, 2013 (the "Record Date") on or about October 8, 2013. Any shareholder who owned shares of the Fund on the Record Date is entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date, 963,658.078 shares of the Fund were issued and outstanding.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on Tuesday, November 19, 2013. This Proxy Statement is available on the Internet at www.proxyonline.com/docs/wpstewart.pdf.

INTRODUCTION

WPS, a wholly-owned subsidiary of W.P. Stewart & Co., Ltd., currently serves as investment adviser to the Fund pursuant to an investment advisory agreement, dated November 30, 2009, between WPS and the Trust, on behalf of the Fund (the "Existing Advisory Agreement"). On August 15, 2013, W.P. Stewart & Co., Ltd. and AllianceBernstein L.P. ("AllianceBernstein") agreed to the acquisition of W.P. Stewart & Co., Ltd. by AllianceBernstein (the "Reorganization"). The Reorganization is currently expected to close in the fourth quarter of 2013. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the change of control of WPS resulting from the Reorganization will result in the automatic termination of the Existing Advisory Agreement. Accordingly, in anticipation of the closing of the Reorganization and the consequent termination of the Existing Advisory Agreement, WPS and AllianceBernstein proposed that a new investment advisory agreement with respect to the management of the Fund be entered into between AllianceBernstein and the Trust, on behalf of the Fund.

At the September 18, 2013 meeting of the Board (the "September Board Meeting"), upon the recommendation of WPS and after careful consideration, the Board approved a new investment advisory agreement between AllianceBernstein and the Trust, on behalf of the Fund, under which, subject to shareholder approval and the closing of the Reorganization, AllianceBernstein will serve as investment adviser to the Fund (the "Proposed Advisory Agreement"). The Board's approval of the Proposed Advisory Agreement will not take effect and the Reorganization will not close until the Proposed Advisory Agreement is approved by the shareholders of the Fund. Until such shareholder approval of the Proposed Advisory Agreement is obtained and the closing of the Reorganization occurs, WPS will continue to serve as the Fund's investment adviser under the Existing Advisory Agreement (unless that agreement is otherwise terminated).

The Proposed Advisory Agreement, under which AllianceBernstein would serve as the Fund's investment adviser, will be effective as of the closing of the Reorganization if approved by shareholders of the Fund. The Proposed Advisory Agreement is substantially identical to the Existing Advisory Agreement in all material respects. The Board has determined that it is appropriate and in the best interest of the Fund and its shareholders to approve the Proposed Advisory Agreement. The 1940 Act requires a new advisory agreement for an investment company, such as the Proposed Advisory Agreement, to be approved by both the investment company's board of trustees and its shareholders. Accordingly, the Proposed Advisory Agreement is being submitted for shareholder approval to provide for the management of the Fund by AllianceBernstein under the Proposed Advisory Agreement.

The Proposed Advisory Agreement, if approved, will not affect the Fund's investment advisory fee rate or its investment objective, policies or restrictions. The fees and expenses to be paid under the Proposed Advisory Agreement are the same as those paid under the Existing Advisory Agreement, and the services to be performed by AllianceBernstein under the Proposed Advisory Agreement are the same as those currently performed by WPS under the Existing Advisory Agreement. The personnel primarily responsible for the management of the Fund will continue in their current roles. The current portfolio manager of the Fund, James T. Tierney, Jr., will continue to be responsible for the day-to-day portfolio management of the Fund and will become an employee of AllianceBernstein. AllianceBernstein has no present intention to remove
Mr. Tierney from management of the Fund.

APPROVAL OF PROPOSED ADVISORY AGREEMENT

Description and Comparison of the Proposed Advisory Agreement and the Existing Advisory Agreement

At the Meeting, you will be asked to approve the Proposed Advisory Agreement between the Trust, on behalf of the Fund, and AllianceBernstein. AllianceBernstein, an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"), is an international investment adviser supervising client accounts with assets totaling approximately $435 billion as of June 30, 2013, of which approximately $86 billion represented assets of registered investment companies sponsored by AllianceBernstein. As of June 30, 2013, AllianceBernstein managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 27 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, AllianceBernstein manages 33 registered investment companies, comprising 119 separate investment portfolios, with approximately 2.7 million accounts. A general description of the Proposed Advisory Agreement is included below. A form of the Proposed Advisory Agreement is attached hereto as Exhibit A.

Under the 1940 Act, a change in control of an investment adviser results in the assignment, and automatic termination, of the existing investment advisory agreement. The Reorganization will result in a change of control of WPS and, accordingly, the automatic termination of the Existing Advisory Agreement. A new investment advisory agreement for an investment company, such as the Proposed Advisory Agreement, requires the approval of both the investment company's board of trustees and its shareholders.

WPS and AllianceBernstein intend for the Reorganization to comply with
Section 15(f) of the 1940 Act, which provides, in substance, that when a sale of a controlling interest in a fund's investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with that sale, so long as (i) during the three-year period following consummation of the transaction, at least 75% of the fund's (or its successor's) board are not "interested persons" (as defined by the 1940 Act) of the investment adviser or predecessor adviser of the fund (or its successor); and (ii) an "unfair burden" is not imposed on the fund as a result of the transaction. The term "unfair burden" is defined to include any arrangement during the two-year period after the date on which transaction occurs whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined by the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from the fund or its shareholders, other than fees for bona fide investment advisory or other services, or (ii) with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter of the fund.

In anticipation of the closing of the Reorganization, the Trustees, including a majority of the Trustees who are not parties to the Proposed Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), considered and approved, subject to shareholder approval and the closing of the Reorganization, the Proposed Advisory Agreement at the September Board Meeting. The terms of the Proposed Advisory Agreement are substantially identical in all material respects to the terms of the Existing Advisory Agreement. In particular, the investment advisory fee rate under the Proposed Advisory Agreement is the same as the rate provided for by the Existing Advisory Agreement.

In addition, AllianceBernstein agreed to enter into the same operating fee waiver and/or expense limitation arrangement as that between WPS and the Trust, on behalf of the Fund. Under this arrangement, WPS has agreed, until April 30, 2014, to reduce its investment management fee and/or pay Fund operating expenses to the extent necessary to limit the Fund's annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses (such as litigation expenses)) to 1.23% of the Fund's average daily net assets (the "Expense Limitation Agreement"). The Expense Limitation Agreement permits WPS to seek reimbursement from the Fund, subject to certain limitations, for fees waived or expenses reimbursed for three years from the date of any such waiver or reimbursement. The Expense Limitation Agreement may be terminated before April 30, 2014 only by the Board. Subject to shareholder approval, the Proposed Advisory Agreement would become effective concurrent with the closing of the Reorganization, which is currently expected to occur in the fourth quarter of 2013, would have an initial term of two years and would continue in effect thereafter for successive one-year periods so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Fund, and (ii) by the vote of a majority of the Independent Trustees cast in-person at a meeting called for the purpose of voting on such approval.

In order to fully integrate the Fund into the AllianceBernstein mutual fund complex, following the Reorganization, AllianceBernstein may propose, in a subsequent transaction, to merge the Fund into a newly created fund within the AllianceBernstein mutual fund complex with the same investment objective, policies, and strategies as the Fund and including the same portfolio manager as the Fund. Any such merger or reorganization would require approval of the Fund's shareholders and would be described in a separate proxy statement.

The following description of the material terms of the Proposed Advisory Agreement is qualified in its entirety by reference to the form of Proposed Advisory Agreement attached hereto as Exhibit A. The Proposed Advisory Agreement contains substantially identical material terms as the Existing Advisory Agreement, as described below. WPS or its affiliate served as the investment adviser to the Fund and its predecessor since the inception of the predecessor. The Trustees, including a majority of the Independent Trustees, approved the Existing Advisory Agreement at the in-person meeting of the Board held on September 24, 2009. The Existing Advisory Agreement was approved by the Fund's shareholders on November 24, 2009, and was most recently reapproved by the Board on September 18, 2013.

Investment Advisory Services. The terms of the Proposed Advisory Agreement provide for the provision by AllianceBernstein of the same services that WPS currently provides under the Existing Advisory Agreement. Subject to the direction and control of the Board, AllianceBernstein would (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting and exercising all other rights relating to such securities; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange for the purchase and sale of securities and other assets held in the Fund's investment portfolio; and (iv) maintain the Fund's books and records in accordance with Rules 31a-1 and 31a-2 under the 1940 Act. In addition, the Proposed Advisory Agreement requires AllianceBernstein to provide such services in compliance with the provisions of applicable law, including the 1940 Act and the Advisers Act, and all applicable rules and regulations thereunder; the Proposed Advisory Agreement, and the Declaration of Trust and By-Laws of the Trust; the investment objectives and policies of the Fund as set forth in its Prospectus and Statement of Additional Information; and any policies and determinations of the Board.

AllianceBernstein would have the authority under the Proposed Advisory Agreement, as WPS currently has under the Existing Advisory Agreement, to delegate some or all of its duties and obligations under the Proposed Advisory Agreement to one or more investment sub-advisers (although AllianceBernstein has no present intent to do so). However, any such delegation must be pursuant to an agreement that is approved in accordance with the 1940 Act, and AllianceBernstein would at no time be relieved of its duties and obligations under the Proposed Advisory Agreement.

Advisory Fees and Expenses. The investment advisory fees and expenses payable under the Proposed Advisory Agreement are the same as those payable under the Existing Advisory Agreement.

As compensation for its investment advisory services to the Fund under the Existing Advisory Agreement, WPS is entitled to receive an investment management fee, accrued daily and paid monthly in arrears, at an annual rate of 1.00% the Fund's average daily net assets during such month. For any period less than a month during which the Existing Advisory Agreement is in effect, the fee is to be proportionately prorated. The fee payable to WPS under the Existing Advisory Agreement may be reduced to the extent required by the Expense Limitation Agreement. The fee rate will not change under the Proposed Advisory Agreement. In addition, AllianceBernstein has agreed to reduce its investment management fees and/or pay the Fund's operating expenses pursuant to a comparable expense limitation agreement that it intends to enter into with the Fund (the "Proposed Expense Limitation Agreement"). A form of the Proposed Expense Limitation Agreement is attached hereto as Exhibit B.

The following table lists the funds having a similar investment objective as the Fund for which AllianceBernstein currently serves as investment adviser. Each of these funds differ from the Fund because, among other reasons, it is diversified (as that term is defined in the 1940 Act), typically invests in a larger number of companies than the Fund, and employs distinct investment strategies to achieve its investment objective.

                               ASSETS UNDER MANAGEMENT              TOTAL EXPENSE RATIO
        NAME OF FUND           (AS OF APRIL 30, 2013)  ADVISORY FEE (FOR CLASS A SHARES)
------------------------------ ----------------------- ------------ --------------------
AllianceBernstein Growth Fund      $  583 million          0.75%            1.46%
AllianceBernstein Large Cap
 Growth Fund, Inc.                 $1.726 billion          0.75%            1.25%

Under the Existing Advisory Agreement, WPS bears the costs and expenses of its employees and any overhead expenses incurred by it in connection with its duties under the agreement. The Proposed Advisory Agreement contains the same provision.

For the fiscal year ended December 31, 2012, the Fund paid $56,275 in net investment advisory fees to WPS, after a fee waiver of $130,365 pursuant to the Expense Limitation Agreement.

Broker-Dealer Relationships. Like the Existing Advisory Agreement provides for WPS, the Proposed Advisory Agreement provides that AllianceBernstein is responsible for placing purchase and sale orders for securities either directly with the issuer or with any broker or dealer, and for seeking to obtain the best price and the most favorable execution of its orders.

Compliance Policies and Procedures. Like the Existing Advisory Agreement requires of WPS, the Proposed Advisory Agreement requires AllianceBernstein to provide to the Fund's co-administrators information and permit them to conduct compliance inspections as necessary to facilitate the co-administrators' performance of their legal, regulatory and contractual obligations to the Fund. In addition, like WPS, AllianceBernstein will be required to provide to the Trust an annual written report that complies with the requirements of Rule 38a-1 under the 1940 Act concerning AllianceBernstein's compliance program with respect to the Fund.

Limitation of Liability. As does the Existing Advisory Agreement for WPS, the Proposed Advisory Agreement provides that AllianceBernstein will not be liable for any error of judgment or mistake of law or for any loss or other claim incurred by AllianceBernstein, the Trust or the Fund in connection with AllianceBernstein's performance of the Proposed Advisory Agreement, unless such loss results from (i) a breach by AllianceBernstein of its fiduciary duty to the Fund with respect to the receipt of compensation for the services AllianceBernstein provides under the agreement, or (ii) willful misfeasance, bad faith or gross negligence on the part of AllianceBernstein in the performance of its duties or from reckless disregard by it of its duties under the agreement.

Indemnification. The Proposed Advisory Agreement contains the same indemnification provision as the Existing Advisory Agreement. Under the Proposed Advisory Agreement, AllianceBernstein (and its employees, agents, officers, directors, affiliates, and nominees), absent any breach of AllianceBernstein's standard of care, as described in the preceding paragraph, will generally be indemnified and held harmless by the Fund from and against any and all claims, demands, actions and suits and from and against any and all judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses relating to AllianceBernstein's performance of its duties under the agreement.

Governing Law. Like the Existing Advisory Agreement, the Proposed Advisory Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and in accordance with the applicable provisions of the 1940 Act.

Term of the Proposed Advisory Agreement. Subject to shareholder approval, the Proposed Advisory Agreement will take effect concurrently with the closing of the Reorganization, at which time the Existing Advisory Agreement will be terminated. The Proposed Advisory Agreement provides that it will remain in full force and effect for two (2) years from its effective date, and will continue for successive one (1)-year periods thereafter, so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Trustees, or by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

Termination. Like the Existing Advisory Agreement, the Proposed Advisory Agreement may be terminated by the Trust, on behalf of the Fund, at any time and without the payment of any penalty, upon giving AllianceBernstein sixty
(60) days' notice, and will terminate immediately in the event of its assignment.

Consideration of the Proposed Advisory Agreement

At the September Board Meeting, the Board, including a majority of the Independent Trustees, unanimously approved the Proposed Advisory Agreement and recommended its approval by the Fund's shareholders as being in the best interests of the Fund and its shareholders. The 1940 Act requires that the Proposed Advisory Agreement be approved by the Fund's shareholders in order for it to become effective.

In considering the approval of the Proposed Advisory Agreement, the Board considered a variety of factors and reviewed a significant amount of information, including information received in connection with the Board's annual review of the Existing Advisory Agreement prior to the September Board Meeting. This included reports regarding the performance of the Fund for various periods ended June 30, 2013, compared with its benchmark and with a select group of comparable funds selected by Morningstar, Inc. from its large high growth universe (the "Performance Peer Group"), and reports comparing the advisory fee and the total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. from its large growth universe (the "Expense Peer Group"). The Board also evaluated and considered, among other things, written information provided in advance of the September Board Meeting by WPS and AllianceBernstein, including information about AllianceBernstein's organization and financial condition, its investment philosophy and process, and personnel expected to provide services to the Fund, the expected profitability, if any, to AllianceBernstein of its relationship to the Fund, and the economies of scale and other potential benefits to AllianceBernstein expected to result from its relationship with the Fund.

The Board did not identify any particular information that was all-important or controlling. The Board's determination to approve the Proposed Advisory Agreement was made on the basis of each Trustee's business judgment after considering all of the factors taken as a whole. The following discussion describes the information considered by the Board, as well as the Board's conclusion with respect to the Proposed Advisory Agreement.

The Board considered the services to be provided by AllianceBernstein to the Fund and the expected benefits to the Fund and its shareholders. The Board considered the scope of services AllianceBernstein provides to its other advisory clients, including other series of registered investment companies. In particular, the Board considered the quality of AllianceBernstein's investment research capabilities and compliance procedures, noting that such resources would be dedicated to performing services for the Fund under the Proposed Advisory Agreement. The Board noted that James T. Tierney, Jr., the Fund's portfolio manager, will continue to be primarily responsible for the day-to-day management of the Fund and become an employee of AllianceBernstein, and that AllianceBernstein's portfolio management, research and other senior personnel would be available as an additional resource to Mr. Tierney in his management of the Fund. The Board considered the performance of the Fund and its predecessor, and observed that the Fund had outperformed the S&P 500 Index, the Performance Peer Group median return and the Morningstar large high growth universe median return for the one-, three-, five- and ten-year periods ended June 30, 2013.

The Board also considered AllianceBernstein's overall financial strength and stability, and its resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. The Board noted that the terms of the Proposed Advisory Agreement were substantially identical in all material respects to those of the Existing Advisory Agreement with WPS, and that AllianceBernstein would be subject to the same duties, responsibilities and obligations as WPS.

The Board also reviewed information regarding the advisory fees proposed to be charged under the Proposed Advisory Agreement, noting that the investment advisory fees to be paid to AllianceBernstein under the Proposed Advisory Agreement would be the same as the investment advisory fees paid to WPS under the Existing Advisory Agreement. The Board also noted that AllianceBernstein had agreed to reduce its investment management fees and/or pay the Fund's operating expenses pursuant to terms contained in an expense limitation agreement that it intends to enter into with the Fund that is comparable to the Fund's current Expense Limitation Agreement. The Board noted that the advisory fee paid by the Fund was higher than the median advisory fee of the funds in the Expense Peer Group by 0.10% (and in the 85/th/ percentile of the larger Morningstar category of similar funds up to the $50 million asset level); in that connection, however, the Board noted that WPS was currently waiving, and AllianceBernstein anticipated continuing to waive in the near term, a significant portion of its advisory fees. The Board also considered that the estimated total annual expenses for the Fund net of fee waivers were only one basis point higher than the median expenses of the funds in the Expense Peer Group (and in the 85/th/ percentile of the larger Morningstar category of similar funds); in that connection, however, the Board noted that most of the funds in the Expense Peer Group and Morningstar category had substantially greater assets than the current assets of the Fund. The Board also considered benefits anticipated to be received by AllianceBernstein as a result of the proposed relationship wit the Fund, including the advisory fees to be paid to AllianceBernstein, the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund's performance.

The Board also considered general information relating to AllianceBernstein's expected profitability, if any, with respect to the Fund, noting the AllianceBernstein has agreed to reduce its investment management fees and/or pay the Fund's operating expenses pursuant to an expense limitation agreement that it intends to enter into with the Fund and, therefore, expected to waive in the near term a significant portion of its advisory fee. The Board determined that, given the Fund's current low asset levels, the expected profitability, if any, was reasonable. The Board also noted that the Fund's current low assets levels were too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future if Fund assets grow.

Based upon its review and the Board's consideration of the factors discussed above, the Board concluded that the Proposed Advisory Agreement provides for fair and equitable compensation in light of the nature and quality of the services to be provided by AllianceBernstein to the Fund and its shareholders, and that approval of the Proposed Advisory Agreement was in the best interest of the Fund and its shareholders.

Information Concerning AllianceBernstein

At June 30, 2013, AXA, a societe anonyme organized under the laws of France, and its subsidiaries owned approximately 60.9% of AllianceBernstein's general and limited partnership interests, and AllianceBernstein Holding L.P., a Delaware limited partnership the units of which are traded publicly on the New York Stock Exchange, owned approximately 37.7% of AllianceBernstein's general and limited partnership interests. AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both AllianceBernstein Holding L.P. and AllianceBernstein. At June 30, 2013, AllianceBernstein Corporation owned 100,000 general partnership units in AllianceBernstein Holding L.P. and a 1% general partnership interest in AllianceBernstein.

The names and titles of the principal executive officer of AllianceBernstein and the names of the directors of AllianceBernstein Corporation, the general partner of AllianceBernstein, are set forth in the table below, as they are expected to exist after the closing of the Reorganization. The business address of AllianceBernstein and each person listed below is 1345 Avenue of the Americas, New York, NY 10105.

NAME                                      TITLE
----------------------- ------------------------------------------
Peter S. Kraus          Chairman and Chief Executive Officer
Henri de Castries       Director of AllianceBernstein Corporation
Denis Duverne           Director of AllianceBernstein Corporation
Peter J. Tobin          Director of AllianceBernstein Corporation
Christopher M. Condron  Director of AllianceBernstein Corporation
Lorie A. Slutsky        Director of AllianceBernstein Corporation
Weston M. Hicks         Director of AllianceBernstein Corporation
Deborah S. Hechinger    Director of AllianceBernstein Corporation
A.W. (Pete) Smith, Jr.  Director of AllianceBernstein Corporation
Steven G. Elliott       Director of AllianceBernstein Corporation
Mark Pearson            Director of AllianceBernstein Corporation
Andrew J. McMahon       Director of AllianceBernstein Corporation
Scott A. Schoen         Director of AllianceBernstein Corporation
Joshua A. Weinreich     Director of AllianceBernstein Corporation

Required Vote

Approval of the Proposed Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. This means the lesser of (1) the holders of 67% or more of the shares represented at the Meeting, if the holders of more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

Information Regarding the Officers and Trustees

None of the officers or Trustees of the Trust is an officer, employee, director, general partner or shareholder of AllianceBernstein. In addition, since the beginning of the Fund's most recently completed fiscal year, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which AllianceBernstein, any of its parents or subsidiaries, or any subsidiaries of a parent of AllianceBernstein, was or is to be a party.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND ALLIANCEBERNSTEIN.

VOTING PROCEDURES

Voting Instructions

This proxy is being solicited by the Board. You can vote by appearing in person at the Meeting, by returning the enclosed proxy card or by casting your vote via telephone or the Internet using the instructions provided on the enclosed proxy card. To vote by telephone or using the Internet, please use the telephone number or Internet address, as applicable, found on your proxy card. If you vote by proxy, you can revoke your proxy by notifying the Secretary of the Trust in writing at 803 West Michigan Street, Milwaukee, Wisconsin 53233, or by returning a proxy with a later date. You also can revoke a proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

Quorum and Voting Requirements

All properly executed proxies received prior to the Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the Proposed Advisory Agreement.

The presence in person or by proxy of one-third of the outstanding shares of the Fund entitled to vote will constitute a quorum for the Meeting. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). Any abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposed Advisory Agreement.

The Fund will count the number of votes cast "for" approval of the Proposed Advisory Agreement to determine whether sufficient affirmative votes have been cast. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of negative votes.

Solicitation of Proxies

The solicitation will be made primarily by mail and may also be made by telephone or through the Internet. AST Fund Solutions, LLC ("AST"), a proxy solicitation firm, has been selected to assist shareholders in the proxy solicitation process. AST will receive a total fee of $3,500 for its services. If your proxy has not been received as the date of the Meeting approaches, you may receive a telephone call from AST reminding you to authorize the proxy holders to cast your votes.

Cost of the Meeting

The cost of the Meeting, including the costs of retaining AST, preparing and mailing of the Notice of Special Meeting of Shareholders, Proxy Statement and proxy card, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by AllianceBernstein.

GENERAL INFORMATION

Shareholder Information

To the knowledge of the Trust, the Trustees and the executive officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date. The following persons owned of record or, to the knowledge of the Fund, beneficially 5% or more of the outstanding shares of the Fund:

                                                         PERCENTAGE OF SHARES
                                                               OWNED AS
   SHAREHOLDER NAME AND ADDRESS   NUMBER OF SHARES OWNED  OF OCTOBER 1, 2013
  ------------------------------- ---------------------- --------------------

  Charles Schwab & Co. Inc.
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104                242,792                25.19%

  Arthur B. Schuller PSP & Trust
  Arthur B. Schuller Trustee
  2 Lazy Oaks
  Carmel Valley, CA 93924                 55,351                 5.74%

Shareholder Communications with the Board of Trustees

Shareholders wishing to send a communication to the Board, or to a specified Trustee, should submit the communication in writing c/o the Secretary of the Trust, 803 West Michigan Street, Milwaukee, Wisconsin 53233.

Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in the Fund's proxy statement and form of proxy card for the Fund's next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Householding

Shareholders of the Fund may have family members living in the same home who also own shares of the Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Fund will, until notified otherwise, send only one copy of the Proxy Statement to each household address. If you would like to receive separate documents for each account holder, please call 1-888-881-8803 or write to the Fund c/o UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233-2301. If you currently share a household with one or more other shareholders of the Fund and are receiving duplicate copies of the shareholder reports or proxy statements and would prefer to receive a single copy of such documents, please call or write at the telephone number or address listed above.

Additional Information

The principal executive offices of the Trust are located at 803 West Michigan Street, Milwaukee, Wisconsin 53233. Pursuant to a co-administration agreement, Mutual Fund Administration Corporation, 2220 E. Route 66, Suite 226, Glendora, California 91740, and UMB Fund Services, Inc. ("UMBFS"), 803 West Michigan Street, Milwaukee, Wisconsin 53233, act as co-administrators for the Fund. UMBFS also serves as the Trust's transfer agent, fund accountant and dividend disbursing agent pursuant to separate agreements. Pursuant to a distribution agreement with the Trust dated January 1, 2013, IMST Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of the Fund's shares. Pursuant to a custody agreement between the Trust and UMB Bank, N.A., an affiliate of UMBFS, located at 928 Grand Boulevard, Kansas City, Missouri 64106, UMB Bank serves as the custodian for the portfolio securities, cash and other assets of the Trust.

The Trust will furnish, without charge, a copy of the most recent annual report, and the most recent semi-annual report succeeding such annual report, if any, to any shareholder of the Fund upon request. Requests for such reports should be directed to the Fund c/o UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233-2301, or by calling 1-888-881-8803. In addition, materials filed with the Securities and Exchange Commission (the "SEC") can be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

OTHER BUSINESS

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of that Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A -- Form of Proposed Advisory Agreement            A-1
Exhibit B -- Form of Proposed Expense Limitation Agreement  B-1

                                                                      EXHIBIT A

                     FORM OF INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement"), dated as of       , 2013,
between the Investment Managers Series Trust, a Delaware statutory trust (the "Trust"), on behalf of its series listed in Appendix A, as amended from time to time (the "Fund"), and AllianceBernstein L.P., a Delaware limited partnership (the "Advisor").

WHEREAS, the Advisor has agreed to furnish investment advisory services to the Fund, a series of the Trust which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Fund with respect to the investment of the Fund's assets and the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2. Duties and Obligations of the Advisor with Respect to Investment of Assets of the Fund. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust's Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Fund's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund;
(ii) supervise the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. In performing its duties under this
Section 2, the Advisor may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors, including but not limited to delegating the voting of proxies relating to the Fund's portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund's assets pursuant to this Agreement and to applicable law.

3. Covenants. In the performance of its duties under this Agreement, the
Advisor:

(a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended (as provided with reasonable notice to the Advisor) from time to time; (iv) the investment objectives and policies of the Fund as set forth in its Registration Statement on Form N-1A as of the date hereof and as amended (as provided with reasonable notice to the Advisor); and (v) any policies and determinations of the Board of Trustees of the Trust (as provided with reasonable notice to the Advisor);

(b) will place orders for the purchase or sale of securities either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that (i) such commission is reasonable in terms of either the transaction or the overall responsibility of the Advisor to the Fund and its other clients or otherwise complies with Section 28(e) of the Securities Exchange of 1934, as amended, and (ii) that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund's securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Notwithstanding anything herein to the contrary, the Fund acknowledges and agrees that the Advisor may place any or all of the Fund's securities orders with a broker-dealer affiliated with the Advisor, provided that the Advisor complies with its duty of best execution and all other applicable law (including the 1940 Act);

(c) except as required by law or requested by a regulatory authority or the Fund, will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld, provided that the foregoing shall not limit the ability of the Advisor or its affiliates to contact prior, current or potential shareholders for any reason unless otherwise prohibited by applicable law;

(d) will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement;

(e) will supply such information to the Fund's co-administrators and permit such compliance inspections (during reasonable business hours) by the Fund's co-administrators (in each case upon reasonable notice to the Advisor) as shall be reasonably necessary to permit the co-administrators to satisfy their legal and regulatory obligations with respect to the Fund and their contractual obligations to the Fund and to respond to the reasonable requests of the Board of Trustees;

(f) to the extent permitted by law, may pay fees in addition to any Fund distribution or servicing fees to financial intermediaries for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, provided that the Advisor shall annually report to the Board of Trustees the amounts paid to each such financial intermediary; and

(g) will use its commercially reasonable efforts to assist the Trust and the Fund in implementing the Trust's disclosure controls and procedures, and will reasonably cooperate with the Trust, in a manner consistent with general market practice, to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act (including by annually providing to the Trust a written report, which complies with the requirements of such Rule 38a-1, concerning the Advisor's compliance program with respect to the Fund).

4. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will materially and adversely affect the performance of its obligations under this Agreement.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records with respect to the Fund required to be maintained by the Fund by Rules 31a-1(b)(1)-(3), (5)-(9) under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Advisor may maintain copies of any such records, including the performance records of the Fund, and may use such performance records to promote its services to other accounts, including other fund accounts.

6. Agency Cross Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage or other clients (each an "Account") securities which the Advisor's investment advisory clients wish to sell, and to sell for certain of their Accounts securities which advisory clients wish to buy. Under currently applicable law, where one of the parties is an advisory client and the Advisor has recommended the transaction to such client, the Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as an agency cross transaction) on behalf of the advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Advisor is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Advisor or an affiliate is also receiving brokerage commissions as part of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency -cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to effect agency -cross transactions involving the Fund and an Account. The Advisor agrees that it will not arrange purchases or sales of securities between the Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule 17a-7 under the 1940 Act) and the Trust's policies and procedures, (to the extent provided to the Advisor with reasonable notice) and (b) the Advisor determines that the purchase or sale is in the best interests of the Fund. The Trust may revoke the foregoing consent at any time by written notice to the Advisor.

7. Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred by it in connection with its duties hereunder.

8. Compensation of the Advisor. The Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund's average daily net assets during such month. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to the full month in which such period falls. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any written expense limitation agreement between the Advisor and the Fund. The Advisor, in its sole discretion, may voluntarily pay for certain Fund expenses or waive all or a portion of its fee.

9. Limitation of Advisor's Liability; Indemnification.

(a) Limitation of Advisor's Liability. The Advisor will not be liable for any error of judgment or mistake of law or for any loss or other Claim (as defined below) suffered by Advisor, the Trust, or the Fund in connection with the performance of this Agreement, except a loss resulting from (a) a breach by the Advisor of fiduciary duty with respect to its receipt of compensation for the services it provides hereunder (but only to the extent required by Section 36(b) of the 1940 Act) or (b) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (provided that the Advisor shall be entitled to rely upon written or oral instructions, communications, data, documents or information (without investigation or verification) received by the Advisor from an authorized officer, representative or agent of the Trust). Certain federal and state laws may impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust or Fund may have under any such applicable law.

(b) Indemnification of Advisor Indemnified Parties. The Fund agrees to indemnify and hold harmless the Advisor, its employees, agents, officers, directors, affiliates, and nominees (collectively, the "Advisor Indemnified Parties") from and against any and all claims, demands, actions and suits and from and against any and all judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character which may be asserted against or incurred by any Indemnified Party or for which any Advisory Indemnified Party may be held liable (a "Claim") arising out of or in any way relating to (i) the Advisor's performance of it duties hereunder, except to the extent such Claim resulted from an action or omission for which the Advisor would not be entitled to exculpation pursuant to
Section 9(a) hereof or (ii) actions or omissions of the Trust, the Fund or any of their other agents or service providers.

(c) This Section 9 shall survive the termination of this Agreement indefinitely or until the latest date permitted by law.

10. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved (a) at least annually by both (i) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and
(ii) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval or (b) as otherwise may by permitted by the 1940 Act, the rules and regulations thereunder, and the SEC's interpretations thereof. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time as to the Fund, without the payment of any penalty, upon giving the Advisor 60 days' notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days' written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

11. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12. Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14. Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust's Agreement and Declaration of Trust (the "Certificate"), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust's Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust's trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be.

15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

16. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

   IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

Very truly yours,

INVESTMENT MANAGERS SERIES TRUST,
on behalf of the
W.P. STEWART & CO. GROWTH FUND

By:... -------------------------
       Name:
       Title:

Accepted: As of [          ].

ALLIANCEBERNSTEIN L.P.

By:. -------------------------
     Name:
     Title:

APPENDIX A

          FUND/CLASS                      ADVISORY FEE EFFECTIVE DATE
          ------------------------------- ------------ --------------
          W.P. Stewart & Co. Growth Fund      1.00%

                                                                      EXHIBIT B

                FORM OF OPERATING EXPENSES LIMITATION AGREEMENT

THIS AMENDED OPERATING EXPENSES LIMITATION AGREEMENT (the "Agreement") is
effective as       , 2013, by and between INVESTMENT MANAGERS SERIES TRUST, a
Delaware statutory trust (the "Trust"), on behalf of its series listed in Appendix A, as amended from time to time (the "Fund"), and AllianceBernstein L.P., a Delaware limited partnership (the "Advisor").

                                  WITNESSETH:

WHEREAS, the Advisor renders advice and services to the Fund pursuant to the terms and provisions of an Investment Advisory Agreement between the Trust and
the Advisor dated       , 2013 (the "Investment Advisory Agreement");

WHEREAS, the Fund is responsible for, and has assumed the obligation for, payment of certain expenses pursuant to the Investment Advisory Agreement that have not been assumed by the Advisor;

WHEREAS, the Advisor desires to limit the Fund's Operating Expenses for the Expense Limitation Period (as each term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of each Fund) desires to allow the Advisor to implement those limits; and

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intended to be legally bound hereby, mutually agree as follows:

1. Limit on Operating Expenses.

    a. The Advisor hereby agrees to limit the Fund's current Operating Expenses to an annual rate, expressed as a percentage of the Fund's average annual net assets, set forth on Appendix A (the "Annual Limit"). In the event that the annualized Operating Expenses for the Fund, as accrued each month, exceed the Fund's Annual Limit, the Advisor will pay to the Fund, on a monthly basis, the excess expense within 30 days of being notified that an excess expense payment is due. Such payment may include waiving all or a portion of the Advisor's investment advisory fee.

2. Definition. For purposes of this Agreement, with respect to the Fund and each Class of shares thereof:

    a. The term "Operating Expenses" with respect to the Fund is defined to include all expenses necessary or appropriate for the operation of the Fund, including the Advisor's investment advisory or management fee detailed in the Investment Advisory Agreement, any Rule 12b-1 fees and other expenses described in the Investment Advisory Agreement, but does not include any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, dividend or interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A) and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation.

    b. The term "Expense Limitation Period" is defined as the period of time
       commencing on       , 2013 through         ,     , and each subsequent
       one (1) year period for which this Agreement automatically is renewed pursuant to Paragraph 4 hereof.

3. Reimbursement of Fees and Expenses. Subject to this Paragraph 3, any payments to the Fund (or waivers of fees) by the Advisor pursuant to this Agreement are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, to the extent that the current Operating Expenses for the Fund, as accrued each month, are less than the Fund's Annual Limit. In no case will the reimbursement amount exceed the total amount of payments (or waivers) made by the Advisor pursuant to this Agreement and will not include any amounts previously reimbursed. No reimbursement may be paid prior to the Fund's payment of current Operating Expenses. The Advisor may seek reimbursement for payments made to the Fund pursuant to the Agreement for a period of three (3) years from the date of payment. Notwithstanding anything to the contrary herein, the provisions of this Paragraph 3 shall survive the termination of this Agreement, provided that the Investment Advisory Agreement has not been terminated. In such event, the Annual Limits for purposes of this Paragraph 3 shall continue to be the amounts listed in Appendix A.

4. Term. This Agreement shall become effective on       , 2013 (the "Effective
Date") and shall remain in effect through the end of the Expense Limitation Period, and shall automatically renew for an additional one year period following the end of an Expense Limitation Period, unless sooner terminated as provided in Paragraph 5 of this Agreement.

5. Termination. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days' written notice to the Advisor. This Agreement may be terminated by the Advisor, effective at the end of its then current term, without payment of any penalty (a) upon at least sixty (60) days' written notice prior to the end of any Expense Limitation Period or (b) otherwise with the consent of the Board of Trustees of the Trust, which consent will not be unreasonably withheld. This Agreement will automatically terminate, with respect to the Fund listed in Appendix A, if the Investment Advisory Agreement for that Fund is terminated, with such termination effective upon the effective date of the Investment Advisory Agreement's termination for that Fund.

6. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof, provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940 and the Investment Advisers Act of 1940, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

INVESTMENT MANAGERS SERIES TRUST    ALLIANCEBERNSTEIN L.P.

By:          -------------------    By:          -------------------
Print Name:  -------------------    Print Name:  -------------------
Title:       -------------------    Title:       -------------------

APPENDIX A

   FUND                                    OPERATING EXPENSE LIMIT
   ------------------------------- -----------------------------------------
   W.P. Stewart & Co. Growth Fund  1.23% of average daily net assets of the
                                   Fund

                                    [GRAPHIC]

                                                               PROXY CARD

W.P. Stewart & Co.
   Growth Fund
                                         W.P. Stewart & Co. Growth Fund

                                         SIGN, DATE AND VOTE ON THE REVERSE SIDE
                                         -------------------------------------->

                                                  PROXY VOTING OPTIONS
                                                  --------------------
  YOUR VOTE IS IMPORTANT NO
 MATTER HOW MANY SHARES YOU         1.  MAIL your signed and voted proxy back
 OWN. PLEASE CAST YOUR PROXY            in The postage paid envelope provided
          VOTE TODAY!
                                    2.  ONLINE at proxyonline.com using your
                                        proxy voting number found below

                                    3.  PHONE dial toll-free (888) 227-9349 to
                                        reach an automated touchtone voting line

                                    4.  LIVE with a live operator when you call
                                        toll-free (866) 864-4946 Monday through
                                        Friday 9 a.m. to 10 p.m. Eastern time

                                        CONTROL NUMBER > 12345678910



                  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 19, 2013

This proxy, when property executed, revoking prior proxies and hereby appoints Seth Pearlstein and Marina Morgan, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the "Special Meeting") of the above-referenced Fund held of record, to be held at the offices of WPS Advisors, Inc., 527 Madison Avenue, New York, New York 10022, at 3:00 p.m. Eastern Time, on November 19, 2013, or at any adjournment thereof, upon the proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

--------------------------------------------------------------------------------

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 864-4946. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 19, 2013. The proxy statement for this meeting is available at: www.proxyonline.com/docs/wpstewart.pdf



[PROXY ID NUMBER HERE]             [BAR CODE HERE]                     461418790

                                                               PROXY CARD
W.P. Stewart & Co. Growth Fund


YOUR SIGNATURE IS REQUIRED FOR
YOUR VOTE TO BE COUNTED.               -----------------------------------------
                                       SIGNATURE (AND TITLE                DATE
                                       IF APPLICABLE)



Please sign exactly as  your name(s)
appear(s) on  this proxy, and  date    -----------------------------------------
it. When shares are held jointly,      SIGNATURE (IF HELD JOINTLY)        DATE
each holder should sign. When
signing in a representative capacity,
please give title.

--------------------------------------------------------------------------------

This proxy is solicited on behalf of the Board of Trustees, and the proposal (set forth below) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK.  Example:  (black circle)

                                                     FOR    AGAINST     ABSTAIN


1. To approve a new investment advisory               O        O          O
   agreement between the Trust, on behalf
   of the Fund, and AllianceBernstein L.P.

2. To transact such other business as may properly come before the Special Meeting.




                              THANK YOU FOR VOTING



[PROXY ID NUMBER HERE]             [BAR CODE HERE]                     461418790